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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

AMENDMENT NO. 2 TO SERVICES AGREEMENT

This amendment (“Amendment 2”) is made on August 8, 2019 (“Amendment 2 Effective Date”) to the Services Agreement by and between Telenav, Inc. (“Supplier”) and General Motors Holdings, LLC (“Customer”) effective February 1, 2017 as amended (the “Agreement”). Supplier and Customer are each referred to herein as a “Party” and, collectively, as the “Parties.”
Supplier and Customer wish to amend the Agreement to [*****] and to update certain exhibits to the Agreement.
Capitalized terms not defined in this Amendment 2 shall have the meanings ascribed to them in the Agreement. In the event of a conflict between any term of this Amendment 2 and the Agreement, the terms of this Amendment 2 shall control.
In consideration of the covenants and agreements set forth herein and for other good and valuable consideration received and acknowledged, the Parties agree as follows.
AGREEMENT
Item 1. Delete text of Section 15. [*****] in its entirety and replace with the following:
[*****]15. Term

Item 2. Exhibit C, [*****] is amended by the addition of [*****], attached hereto as Appendix A.

Item 3. The Third Party Data Privacy and Processing Exhibit together with the Subprocessor Signature Page to Data Importer’s Amended and Restated Standard Contractual Clauses (Appendix 1 thereto), attached hereto as Appendix B are added to the Agreement in place of Custody or Processing of Personal Information Exhibit – Exhibit I and the Appendix 5 thereto, Standard Contractual Clauses.

Item 4. The Third Party Information Security Requirements (2018), attached hereto as Appendix C, is appended to the Agreement in place of the Third Party Information Security Requirements Exhibit G to the Agreement.

Item 5. Any provision of the Agreement not specifically modified by this Amendment 2 shall remain in full force and effect.
In Witness Whereof, the parties have caused this Amendment 2 to be signed below by their duly authorized representatives as of the Amendment 2 Effective Date set forth above.

Signatures appear on next page

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Telenav, Inc.                         General Motors Holdings, LLC

By: /s/ Adeel Manzoor__________________    By: /s/SantiagoChamorrow__________

Name: Adeel Manzoor__________________    Name: Santiago Chamorro__________

Title: _CFO___________________________    Title: Vice Pres.__________________

Date: 12/18/2019_______________________    Date: 1/13/20____________________

Appendix A. [*****]
Appendix B. Third Party Data Privacy and Processing Exhibit together with Subprocessor’s         Signature Page to Data Importer’s Amended and Restated Standard                 Contractual Clauses
Appendix C.     Third Party Information Security Requirements Exhibit

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Appendix A

[*****]
		[*****]	[*****]	[*****]	[*****]
[*****]	[*****]		[*****]	[*****]	[*****]

[*****]	[*****]		[*****]	[*****]	[*****]

[*****]	[*****]		[*****]	[*****]	[*****]
[*****]
[*****]	[*****]		[*****]	[*****]	[*****]
[*****]
[*****]
[*****]	[*****]	[*****]	[*****]

For purposes of the [*****], the production term will run from [*****] through [*****], and the post-production term [*****] will run from [*****] through [*****].

Assumptions
1	[*****]
2	[*****]
3	[*****]
4	[*****]
5	[*****]
6	Full legal review of Amendment 2 is required to confirm impacts
7	[*****]
8	[*****]
9	[*****]
10	[*****]
11	[*****]

12	[*****]
13	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.